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EXHIBIT 10.17

                              SECOND AMENDMENT TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT


     SECOND AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment"), dated as of September 11, 1996 by and among EMERGENT MORTGAGE CORP. ("Borrower"), CAROLINA INVESTORS, INC. and EMERGENT GROUP, INC. (each, jointly and severally, a "Guarantor" and, collectively, the "Guarantors"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, COMERICA BANK, FIRST NATIONAL BANK OF BOSTON, BANK UNITED OF TEXAS FSB, and BANK ONE TEXAS, N.A. (collectively, the "Lenders"); and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              STATEMENT OF PURPOSE

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Mortgage Loan Warehousing Agreement dated as of March 6, 1996, as amended by that certain First Amendment to Mortgage Loan Warehousing Agreement dated as of April 3, 1996 (as so amended, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth below; and

     WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders and the Administrative Agent are willing to continue to make available to the Borrower the credit facilities provided for in the Credit Agreement; and

     WHEREAS, a specific condition to the willingness of the Lenders and the Administrative Agent to continue to make available to the Borrower the credit facilities provided for in the Credit Agreement, is the reaffirmation by each of the Guarantors of the Guaranty to which such Guarantor is a party; and

     WHEREAS, each of the Guarantors will derive a material benefit from the continued availability to the Borrower of the credit facilities provided for in the Credit Agreement and therefore each of the Guarantors is willing to reaffirm the Guaranty to which such Guarantor is a party;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are



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acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.

     2. Amendments to the Credit Agreement.

     a. The following sentence is hereby added to the end of Paragraph 1(a) of the Credit Agreement:

           "Provided, that no Regular Loans shall be made or shall be outstanding under this Agreement at any time at which the amount of Affiliate Receivables owing to CII from Affiliates other than the Company shall exceed $30,000,000."

     b. The following sentence is hereby added to the end of Paragraph 1(b) of the Credit Agreement:

           "Provided further, that no Swing Line Loans shall be made or shall be outstanding under this Agreement at any time at which the amount of Affiliate Receivables owing to CII from Affiliates other than the Company shall exceed $30,000,000."

     c. The following phrase is hereby added to the end of the first sentence of Paragraph 1(c)(1) of the Credit Agreement:

           "; provided, however, that at any time at which the amount of Affiliate Receivables owing to CII from Affiliates other than the Company shall exceed $30,000,000, Swing Line Loans shall be refunded by the Lenders upon demand by FUNB no later than 4:00 p.m. (Charlotte, North Carolina time) on the day of such demand"

     d. The following paragraph is hereby added as a new Paragraph 2(l)(4) to the Credit Agreement:

           "(4) The Company shall prepay all outstanding Loans to the Administrative Agent on behalf of the Lenders on any day on which the amount of Affiliate Receivables owing to CII from Affiliates other than the Company shall exceed $30,000,000; provided, however, that if at such time as the Company shall be required to prepay Loans under this Paragraph 2(l)(4) the amount of


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      Affiliate Receivables owing to CII from Affiliates other than the Company shall be reduced to an amount less than or equal to $30,000,000, the Company shall not be required to prepay such Loans."

     e. The following definition of the term "Affiliate Receivables" is hereby added to Paragraph 11 of the Credit Agreement:

           "'Affiliate Receivables' shall mean that amount reflected on the consolidated balance sheet of CII and its Subsidiaries as due to CII from Affiliate of CII other than the Company (and as determined in accordance with GAAP)."

     3. This Amendment shall become effective as of the date hereof, provided that the Administrative Agent shall have received by such date the following items:

           a. A copy of this Amendment executed by the Borrower, each of the Guarantors, each of the Lenders, and the Administrative Agent (whether such parties shall have signed the same or different copies);

           b. A Reaffirmation of Guaranty (the "Reaffirmation") executed by each of the Guarantors in favor of the Collateral Agent on behalf of the Lenders;

           c. A certificate of even date herewith signed by the President or any Vice President of the Borrower and attested to by the Secretary or any Assistant Secretary of the Borrower certifying that (i) the Articles, Bylaws and resolutions of the Borrower previously delivered to the Administrative Agent remain in full force and effect except as provided therein, (ii) the Borrower remains in good standing, (iii) all representations and warranties of the Borrower previously made to the Lenders remain true, complete and accurate, and (iv) no Event of Default or Potential Default has occurred and is continuing; and

           d. Resolutions of the Borrower and of each of the Guarantors authorizing (i) the execution of this Amendment, and (ii) in the case of the Guarantors, the Reaffirmation to which such Guarantor is a party.

     4. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver



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of any other provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

     5. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     6. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     7. From and after the date hereof, all references in the Credit Agreement, and any other document or instrument entered into in connection therewith, to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

     8. The Guarantors join in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirm their obligations under the Guaranties.

     9. THE LENDERS, THE ADMINISTRATIVE AGENT, THE GUARANTORS AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AMENDMENT.




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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              EMERGENT MORTGAGE CORP., a South Carolina corporation

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as Administrative Agent and as a Lender


                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              COMERICA BANK, a Michigan banking corporation

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              FIRST NATIONAL BANK OF BOSTON, a national banking association

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              BANK UNITED OF TEXAS FSB, a federal savings bank

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------



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                              BANK ONE TEXAS, N.A., a national banking
                              association

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              CAROLINA INVESTORS, INC., a South Carolina corporation, as a Guarantor

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              EMERGENT GROUP, INC., a South Carolina
                              corporation, as a Guarantor

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

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                                                            (EMC FACILITY)
                   REAFFIRMATION AND MODIFICATION OF GUARANTY



TO:  First Union National Bank
       of North Carolina, as Collateral Agent
     One First Union Center
     301 South College Street, CORP-06, TW-06
     Charlotte, North Carolina  28288


     THIS REAFFIRMATION AND MODIFICATION OF GUARANTY (this "Reaffirmation"), dated as of September 11, 1996, is made by CAROLINA INVESTORS, INC., a South Carolina corporation ("Guarantor"), in favor of the "Lenders" (as defined below) and is executed pursuant to the terms of that certain Second Amendment to Mortgage Loan Warehousing Agreement of even date herewith (the "Amendment") among Emergent Mortgage Corp. ("Borrower"), the Guarantor, Emergent Group, Inc. as a Guarantor, the "Lenders" party thereto, including First Union National Bank of North Carolina ("First Union"), and First Union as "Administrative Agent", which Amendment amends that certain Mortgage Loan Warehousing Agreement dated as of March 6, 1996 among Borrower, the Lenders and the Administrative Agent, as previously amended (as so amended, the "Warehousing Agreement"). Capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings set forth in the Warehousing Agreement, as amended by the Amendment; provided, however, that the term "Lenders" shall mean the "Lenders" party to the Warehousing Agreement and their successors and assigns, and the term "Lender" shall mean any of the "Lenders" party to the Warehousing Agreement or any "Lender" which may hereafter become a party to the Warehousing Agreement or any of such "Lender's" successors and assigns.

     Pursuant to the terms and conditions of the Warehousing Agreement, Guarantor executed a Guaranty dated as of March 6, 1996 in favor of the Collateral Agent for the benefit of the Lenders (the "Guaranty"), pursuant to which Guarantor agreed to guaranty the payment of the Obligations.

     The Lenders and the Administrative Agent have agreed to amend the Warehousing Agreement as set forth in the Amendment.

     A specific condition to the willingness of the Lenders and the Administrative Agent to enter into the Amendment and to continue to make available to Borrower the credit facilities provided for in the Warehousing Agreement, as so amended, is the reaffirmation and modification of the terms of the Guaranty. Guarantor is providing management resources to, and receiving management fees from, the Borrower and thus will benefit from the continued availability to



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Borrower of the credit facilities provided for in the Warehousing Agreement.

     To induce the Lenders and the Administrative Agent to modify the terms of the Warehousing Agreement pursuant to the Amendment and to continue to make available to Borrower the credit facilities provided for in the Warehousing Agreement, as so amended, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

     1. The Guaranty is hereby modified by deleting Section 11(l)(4) thereof in its entirety and substituting the following clause in lieu thereof:

         "(4) the amount of its receivables from any Affiliate of the Affiliate Guarantor (other than the Company) to exceed $30,000,000 at any time at which (A) there are either 1. any Loans outstanding under the Warehousing Agreement, or 2. any advances outstanding under the EMC Syndicated Facility, or (B) the Affiliates of the Affiliate Guarantor (other than the Company) do not have available borrowing capacity under credit facilities to which such Affiliates are party, or available liquidity, in either case in the aggregate, sufficient to repay on demand the amount of such receivables from such Affiliates of the Affiliate Guarantor which are in excess of $30,000,000."

      2. The Guarantor hereby reaffirms its obligations under the Guaranty, as modified hereby, and agrees that the Guaranty, as modified hereby, shall remain in full force and effect with respect to the Obligations.

     IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation as of the date and year first above written.

                                    CAROLINA INVESTORS, INC., a South Carolina corporation



                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                                   President
                                         -------------------


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                                                                  (EMC FACILITY)
                           REAFFIRMATION OF GUARANTY



TO:  First Union National Bank
       of North Carolina, as Collateral Agent
     One First Union Center
     301 South College Street, CORP-06, TW-06
     Charlotte, North Carolina  28288


     THIS REAFFIRMATION OF GUARANTY (this "Reaffirmation"), dated as of September 11, 1996, is made by EMERGENT GROUP, INC., a South Carolina corporation ("Guarantor"), in favor of the "Lenders" (as defined below) and is executed pursuant to the terms of that certain Second Amendment to Mortgage Loan Warehousing Agreement of even date herewith (the "Amendment") among Emergent Mortgage Corp. ("Borrower"), the Guarantor, Carolina Investors, Inc. as a Guarantor, the "Lenders" party thereto, including First Union National Bank of North Carolina ("First Union"), and First Union as "Administrative Agent", which Amendment amends that certain Mortgage Loan Warehousing Agreement dated as of March 6, 1996 among Borrower, the Lenders and the Administrative Agent, as previously amended (as so amended, the "Warehousing Agreement"). Capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings set forth in the Warehousing Agreement, as amended by the Amendment; provided, however, that the term "Lenders" shall mean the "Lenders" party to the Warehousing Agreement and their successors and assigns, and the term "Lender" shall mean any of the "Lenders" party to the Warehousing Agreement or any "Lender" which may hereafter become a party to the Warehousing Agreement or any of such "Lender's" successors and assigns.

     Pursuant to the terms and conditions of the Warehousing Agreement, Guarantor executed a Guaranty dated as of March 6, 1996 in favor of the Collateral Agent for the benefit of the Lenders (the "Guaranty"), pursuant to which Guarantor agreed to guaranty the payment of the Obligations.

     The Lenders and the Administrative Agent have agreed to amend the Warehousing Agreement as set forth in the Amendment.

     A specific condition to the willingness of the Lenders and the Administrative Agent to enter into the Amendment and to continue to make available to Borrower the credit facilities provided for in the Warehousing Agreement, as so amended, is the reaffirmation of the terms of the Guaranty. Guarantor owns directly or indirectly one hundred percent (100%) of the outstanding capital voting stock of the Borrower and thus will benefit from the continued availability to Borrower of the credit facilities provided for in the Warehousing Agreement.




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     To induce the Lenders and the Administrative Agent to modify the terms of the Warehousing Agreement pursuant to the Amendment and to continue to make available to Borrower the credit facilities provided for in the Warehousing Agreement, as so amended, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby reaffirms its obligations under the Guaranty and agrees that the Guaranty shall remain in full force and effect with respect to the Obligations.

     IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation as of the date and year first above written.

                                    EMERGENT GROUP, INC., a South Carolina
                                    corporation



                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                                    President
                                         --------------------
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